                                                                    Exhibit 99.1

                                 AMENDMENT NO. 4
                                       TO
                                CREDIT AGREEMENT

         This AMENDMENT NO. 4 TO CREDIT AGREEMENT (this "Amendment"), made as of October 23, 2002, among OGLEBAY NORTON COMPANY ("Borrower"), the banking institutions named in Schedule 1 to the Credit Agreement (as hereinafter defined) (collectively, the "Banks" and individually, "Bank"), KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Banks ("Agent"), BANK ONE, MICHIGAN (now known as Bank One, NA), as syndication agent ("Syndication Agent") and THE BANK OF NOVA SCOTIA, as documentation agent ("Documentation Agent").

                                   WITNESSETH:

         WHEREAS, Borrower, the Banks, Agent, the Syndication Agent and the Documentation Agent have entered into that certain Credit Agreement, dated as of May 15, 1998, as amended and restated as of April 3, 2000, and as subsequently amended by that certain Amendment No. 1 to Credit Agreement and Waiver, dated as of June 30, 2001, Amendment No. 2 to Credit Agreement and Waiver, dated as of November 9, 2001 and Amendment No. 3 to Credit Agreement and Waiver, dated as of December 24, 2001 (as so amended from time to time, the "Credit Agreement"), pursuant to which the Banks have made certain loans and other financial accommodations available to Borrower; and

         WHEREAS, Borrower and the Banks desire to amend the Credit Agreement further as hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and the Banks hereby agree as follows:

1.      DEFINED TERMS.

         Each defined term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.

2.      SCHEDULES 1, 2 AND 3 TO CREDIT AGREEMENT; UPDATED DISCLOSURE SCHEDULES.

         Schedules 1, 2 and 3 to the Credit Agreement are amended by deleting the existing Schedules 1, 2 and 3 and replacing such schedules with Schedule 1,
Schedule 2 and Schedule 3 as attached hereto and such revised Schedules 1, 2 and 3 shall be incorporated into the Credit Agreement as if fully written therein. In addition, the following Schedules to the Credit Agreement, Schedules 6.1, 6.4, 6.5, 6.17 and 6.19, are amended by deleting the existing Schedules 6.1, 6.4, 6.5, 6.17 and 6.19, and replacing such schedules with new Schedules 6.1, 6.4, 6.5, 6.17 and 6.19, attached hereto as Annex I, and such revised Schedules 6.1, 6.4, 6.5, 6.17 and 6.19 shall be incorporated into the Credit Agreement as if fully written therein.

3.      AMENDMENT TO THE CREDIT AGREEMENT.

         3.1      Amendment to Article I. Article I, Definitions, is amended by:
(i) adding thereto new definitions "Amendment No. 4 Closing Date," "Noteholder Intercreditor Agreement," "Material Recovery Event," "Net Cash Proceeds," "Note Purchase Agreement," "Restated Revolving Credit Notes," "Revolving Credit Notes," and "2002 Senior Secured Fund Notes" to be inserted into Article I in appropriate alphabetical order and (ii) amending the definitions of "Applicable Commitment Fee Rate," "Applicable Margin," "Change in Control" and "Commitment Period," to read as follows:

         "Amendment No. 4 Closing Date" shall mean date on which the "Amendment Effective Date" (as such term is defined in Section 5 hereof) occurs.

         "Applicable Commitment Fee Rate" shall mean:

                  (a) for the period commencing on the Amendment No. 4 Closing Date until but excluding the first day of the month after the date of receipt by Agent of the financial statements for the fiscal quarter ending December 31, 2002, sixty two and one-half (62.50) basis points; and

                  (b) commencing on the first day of the month after the date of receipt by Agent of the financial statements for the fiscal quarter ending December 31, 2002, the number of basis points set forth in the following matrix, based upon the result of the computation of the Leverage Ratio, shall be used to establish the number of basis points that will go into effect on such date and thereafter:

   -------------------------------------------------------------------------------------------------------
                                                                                   Applicable
                              Leverage Ratio                                  Commitment Fee Rate
   -------------------------------------------------------------------------------------------------------
    Greater than 6.50 to 1.00                                               65.00 basis points
   -------------------------------------------------------------------------------------------------------
    Greater than or equal to 6.00 to 1.00 but less than or equal to         62.50 basis points
    6.50 to 1.00
   -------------------------------------------------------------------------------------------------------
    Greater than or equal to 5.50 to 1.00 but less than 6.00 to 1.00             62.50 basis points
   -------------------------------------------------------------------------------------------------------
    Greater than or equal to 5.00 to 1.00 but less than 5.50 to 1.00             62.50 basis points
   -------------------------------------------------------------------------------------------------------
    Greater than or equal to 4.50 to 1.00 but less than 5.00 to 1.00             50.00 basis points
   -------------------------------------------------------------------------------------------------------
    Greater than or equal to 4.00 to 1.00 but less than 4.50 to 1.00             50.00 basis points
   -------------------------------------------------------------------------------------------------------
    Greater than or equal to 3.50 to 1.00 but less than 4.00 to 1.00             50.00 basis points
   -------------------------------------------------------------------------------------------------------
    Less than 3.50 to 1.00                                                       50.00 basis points
   -------------------------------------------------------------------------------------------------------

Changes to the Applicable Commitment Fee Rate shall be effective on the first day of the month following the date upon which Agent received, or, if earlier, Agent should have received, pursuant to Section 5.3 (a) or (b) hereof, the quarterly or annual financial statements of the Companies and the Compliance Certificate with respect thereto. The above matrix does not modify or waive, in any respect, the requirements of Section 5.7 hereof, the rights of the Banks to charge the Default Rate in lieu of the rate specified in the matrix above, or the rights and remedies of the Banks pursuant to Articles VII and VIII hereof.

         "Applicable Margin" shall mean:

                  (a) for the period commencing on the Amendment No. 4 Closing Date until but excluding the first day of the month after the date of receipt by Agent of the financial statements for the fiscal quarter ending December 31, 2002, (i) four hundred twenty five (425) basis points for LIBOR Loans, and (ii) two hundred (200) basis points for Prime Rate Loans, and

                  (b) commencing on the first day of the month after the date of receipt by Agent of the financial statements for the fiscal quarter ending December 31, 2002, the number of basis points (depending upon whether Loans are LIBOR Loans or Prime Rate Loans) set forth in the following matrix, based upon the result of the computation of the Leverage Ratio, shall be used to establish the number of basis points that will go into effect on such date and thereafter; provided, however that, in the event Borrower does not permanently reduce the aggregate amount of the Term Loan Commitment under the Term Loan Agreement and the Revolving Credit Commitment under the Credit Agreement by a minimum of $75,000,000 (exclusive of the $60,000,000 permanent reduction of the Revolving Credit Commitments of the Banks hereunder effective as of the Amendment No. 4 Closing Date) within one (1) year after the Amendment No. 4 Closing Date, the number of basis points established with respect to each level of the matrix for the Applicable Margin for LIBOR Loans (and Letters of Credit Fees) and the Applicable Margin for Prime Rate Loans will in each case be increased by fifty (50) basis points (with such increased pricing remaining effective until such reduction does take place at which time the pricing indicated on the matrix shall again be controlling); provided, further, however, that the increase otherwise required pursuant to this proviso shall not be required if:
         (i) Borrower has proposed one or more asset sales or capital market transactions the aggregate proceeds of which would have resulted in the required permanent reduction in the Revolving Credit Commitment, (ii) the Agent has determined, in the exercise of its good faith discretion (which determination the Agent hereby agrees to complete in a reasonably prompt time schedule), that such proposed asset sale or sales or capital market transactions are financially reasonable from a credit perspective and (iii) notwithstanding such determination, the Banks have not consented to such sales or transactions:

------------------------------------------------------------------------------------------------------------------
                                                     Applicable Margin                  Applicable Margin
                   Leverage Ratio                     for LIBOR Loans                 for Prime Rate Loans
------------------------------------------------------------------------------------------------------------------
 Greater than 6.50 to 1.00                                 450 basis points              225 basis points
------------------------------------------------------------------------------------------------------------------
 Greater than or equal to 6.00 to 1.00 but less than       425 basis points              200 basis points
 or equal to 6.50 to 1.00
------------------------------------------------------------------------------------------------------------------
 Greater than or equal to 5.50 to 1.00 but less than       400 basis points              175 basis points
 6.00 to 1.00
------------------------------------------------------------------------------------------------------------------
 Greater than or equal to 5.00 to 1.00 but less than       375 basis points              150 basis points
 5.50 to 1.00
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 Greater than or equal to 4.50 to 1.00 but less than       350 basis points              125 basis points
 5.00 to 1.00
------------------------------------------------------------------------------------------------------------------
 Greater than or equal to 4.00 to 1.00 but less than       325 basis points              100 basis points
 4.50 to 1.00
------------------------------------------------------------------------------------------------------------------
 Greater than or equal to 3.50 to 1.00 but less than       300 basis points               75 basis points
 4.00 to 1.00
------------------------------------------------------------------------------------------------------------------
 Less than 3.50 to 1.00                                    275 basis points               50 basis points
------------------------------------------------------------------------------------------------------------------

Changes to the Applicable Margin shall be effective on the first day of the month following the date upon which Agent received, or, if earlier, Agent should have received, pursuant to Section 5.3 (a) or (b) hereof, the quarterly or annual financial statements of the Companies and the Compliance Certificate with respect thereto. The above matrix does not modify or waive, in any respect, the requirements of Section 5.7 hereof, the rights of the Banks to charge the Default Rate in lieu of the rate specified in the matrix above, or the rights and remedies of Agent and the Banks pursuant to Articles VII and VIII hereof.

         "Change of Control" shall mean the occurrence of any one of any the following events: (a) the acquisition of, or, if earlier, the shareholder or director approval of the acquisition of, ownership or voting control, directly or indirectly, beneficially or of record, on or after the Closing Date, by any Person or group (as the terms beneficial ownership, person, and group are used for purposes of or are within the meaning of Rule 13d-3 of the SEC under the Securities Exchange Act of 1934, as then in effect), shares representing more than fifty-percent (50%) of the aggregate Voting Power (whether exclusive or non-exclusive) represented by the issued and outstanding capital stock of Borrower; (b) the occupation of a majority of the seats (other than vacant seats) on the board of directors of Borrower by Persons who were neither (i) nominated by the board of directors of Borrower nor (ii) appointed by directors so nominated; (c) the Board of Directors or stockholders of Borrower shall approve (i) any consolidation or merger of Borrower where the stockholders of Borrower, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own, directly or indirectly, shares representing in the aggregate 50% or more of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (ii) any asset sale of all or substantially all of the assets of Borrower or any division thereof, and
(iii) any plan or proposal for the liquidation or dissolution of Borrower; or
(d) the 2002 Senior Secured Fund Notes (or any of them) or any other Indebtedness under the 2002 Senior Secured Fund Notes shall cease to constitute, or Borrower and its Subsidiaries (or any of them) shall challenge in writing or otherwise that, the 2002 Senior Secured Fund Notes (or any of them) or any other Indebtedness under the 2002 Senior Secured Fund Notes constitute "Senior Indebtedness" and "Designated Senior Indebtedness" in each case as such term is defined in the Indenture.

         "Commitment Period" shall mean the period from the Amendment No. 4 Closing Date to the earlier of: (i) October 31, 2004, (ii) the date on which the Commitment shall have been terminated pursuant to Article VIII hereof or (iii) so long as the Noteholder Intercreditor Agreement remains in effect, the date on which there has been full, final and indefeasible repayment of all Debt hereunder and under the Loan Agreement (as referenced in section 2.10 of the Noteholder Intercreditor Agreement).

         "Noteholder Intercreditor Agreement" shall mean that certain Intercreditor Agreement, dated as of October 25, 2002, between the holders of the 2002 Senior Secured Fund Notes, The 1818 Mezzanine Fund II, L.P., in its capacity as secured collateral agent for such holders, and the Agent on behalf of itself and the Banks.

         "Material Recovery Event" shall mean (a) any casualty loss in respect of assets of Borrower or any of its Subsidiaries covered by casualty insurance,
(b) any compulsory transfer or taking under threat of compulsory transfer of any asset of Borrower or any of its Subsidiaries with a fair market value in excess of One Hundred Thousand Dollars ($100,000) by any agency, department, authority, commission, board, instrumentality or political subdivision of the United States, any state or municipal government, and (c) any recovery in good funds by Borrower or any of its Subsidiaries by reason of a non-appealable judgment against any other Person in excess of One Hundred Thousand Dollars ($100,000) to the full extent thereof.

         "Net Proceeds" shall mean

         (a) the cash proceeds (including cash proceeds subsequently received in respect of non-cash consideration initially received) from any sale, transfer or other disposition of assets of Borrower or any of its Subsidiaries to a Person (other than: (i) any sale of inventory in the ordinary course, (ii) disposition in the ordinary course of Borrower's or any of its Subsidiaries' business of assets that are obsolete, worn out or no longer used or useful in Borrower's or any of its Subsidiaries business, (iii) any sale of accounts or contract claims in each case reasonably deemed by Borrower to be of questionable collectability,
(iv) disposition of capital assets the proceeds of which (net of taxes payable with respect to the disposition and the reasonable costs and expenses of sale) are reinvested within a reasonable period of time and in the ordinary course of business in capital assets of Borrower or its Subsidiaries, or (v) any sale, transfer or other disposition of assets of Borrower or any of its Subsidiaries to Borrower or any other Subsidiary of Borrower) to the extent that such sale proceeds (in each case, net of (x) selling expenses, including without limitation any reasonable broker's fees or commissions, costs of discontinuing operations associated with such assets and sales, transfer and similar taxes and
(y) the repayment of any Indebtedness secured by a purchase money Lien on such assets that is permitted under this Agreement) exceeds Two Hundred and Fifty Thousand Dollars ($250,000) in any fiscal year of Borrower and its consolidated Subsidiaries and only to the extent of such excess;

         (b) the cash proceeds from the issuance and/or sale of equity or debt securities of Borrower or any Subsidiaries thereof pursuant to any public offering, Rule 144A offering, or private placement with one or more institutional investors, net of transaction costs (including customary fees, costs and expenses including, without limitation, underwriters' or placement agents' discounts and commissions and transfer and similar taxes) (excluding any
(i) proceeds from the issuance or sale of equity or debt securities in connection with a Permitted Acquisition and (ii) proceeds from the issuance of any equity or debt securities pursuant to compensation plans for employees, executive officers or directors of Borrower and the Subsidiaries thereof, and

         (c) the cash proceeds from any Material Recovery Event (net of any amounts in respect of insurance proceeds or proceeds of compulsory takings which are reinvested in repair or replacement of the capital assets of Borrower or the Subsidiaries thereof which were subject to such casualty or taking within a reasonable period of time and in the ordinary course of business).

         "Note Purchase Agreement" shall mean that certain Senior Secured Note Purchase Agreement, dated as of October 25, 2002, among Borrower, the guarantors listed therein, The 1818 Mezzanine Fund II, L.P. and the other Purchasers which are signatories thereto (as therein defined).

         "Restated Revolving Credit Note" shall mean each Restated Revolving Credit Note executed and delivered in connection with that certain Amendment No. 4 to Credit Agreement, dated as of October 23, 2002.

         "Revolving Credit Note" shall mean any Restated Revolving Credit Note executed and delivered in connection with that certain Amendment No. 4 to Credit Agreement, dated as of October 23, 2002.

         "2002 Senior Secured Fund Notes" shall mean those certain Senior Notes of Borrower in the original principal amount of $75,000,000 with a coupon of 18% per annum, of which 13% per annum is payable in cash and 5% per annum is payable, at the option of Borrower, in cash or in-kind and having a final maturity date of October 25, 2008 issued by Borrower pursuant to the Note Purchase Agreement.

         3.2 Amendment to Section 2.5. The introductory clause of Section 2.5(c) is amended to read as follows:

         SECTION 2.5 COMMITMENT AND OTHER FEES; REDUCTION OF COMMITMENTS.

                  . . .

                         (c) In addition to any mandatory reduction of Commitments required by this Agreement, . . .


         3.3 Amendment to Section 2.7 Section 2.7 of the Credit Agreement shall be amended in its entirety to read as follows:

                  SECTION 2.7. MANDATORY PREPAYMENT; MANDATORY REDUCTION OF COMMITMENT.

                         (a) MANDATORY PAYMENT. If the Revolving Credit Exposure at any time exceeds the Total Commitment Amount, Borrower shall, as promptly as practicable, but in no event later than the next Business Day, prepay an aggregate principal amount of the Revolving Loans sufficient to bring the aggregate outstanding principal amount of all such Loans and the aggregate undrawn face amount of all issued and outstanding Letters of Credit within the Commitment. Any prepayment of a LIBOR Loan pursuant to this Section 2.7(a) shall be subject to the prepayment breakage fees set forth in
                  Section 2.4 hereof.

                         (b) MANDATORY APPLICATION OF NET PROCEEDS; RESULTING MANDATORY REDUCTION IN REVOLVING CREDIT COMMITMENTS AND TERM LOANS.

                               (I) APPLICATION OF NET PROCEEDS. From and after the Amendment No. 4 Closing Date, Borrower shall apply all Net Proceeds relating to Borrower promptly upon receipt thereof to prepay Term Loans under the Loan Agreement and Revolving Loans hereunder outstanding at the time of such receipt with such prepayments being applied pro rata among the Banks; provided, however, that Borrower shall have the option of specifying the portion of the proceeds to be applied to outstanding Term Loans under the Loan Agreement, in the inverse order of maturity and to outstanding Revolving Loans; provided, further, however, that nothing in this Subsection or in the definition of "Net Proceeds" shall (i) constitute authorization not otherwise permitted by this Agreement for Borrower or any Subsidiary thereof to enter into any transaction that would generate Net Proceeds and (ii) affect the application of proceeds of the 2002 Senior Secured Fund Notes to prepayment of the Revolving Loans and the reduction immediately thereafter to the Revolving Credit Commitments of the Banks as required by Amendment No. 4 to Credit Agreement.

                               (II) POSTPONEMENT OF PREPAYMENT; EFFECT OF PREPAYMENT AS COMMITMENT REDUCTION. Unless an Event of Default has occurred which is continuing and has not been waived in accordance with Section 10.3 hereof, in the event that the making of any prepayment of Revolving Credit Loans or Term Loans required by this Section would result in an obligation on the part of Borrower to make a breakage payment in respect thereof under Section 2.4 of this Agreement (unless waived in accordance with Section 10.3 hereof), Borrower may upon notice to Agent postpone making such prepayment for a period of up to 30 days or such shorter period as will result in no such breakage payment being payable. Each prepayment with respect to Term Loans and Revolving Credit Loans required by this Section 2.7 shall constitute not only a prepayment but also a permanent reduction in the amount of the applicable Term Loan Commitment under the Loan Agreement and Revolving Credit Commitment of the Banks hereunder. Amounts prepaid with respect to Term Loans may not be reborrowed.

         3.4 Amendment to Section 5.7 Section 5.7 of the Agreement shall be modified by amending Subsections (a), (b), (c), (d), (e), (f) and (g) thereof to read as follows:

         SECTION 5.7 FINANCIAL COVENANTS

                  (a) LEVERAGE RATIO. The Companies shall not suffer or permit at any time the Leverage Ratio to exceed: (i) 6.75 to 1.00 on July 1, 2002 through September 30, 2002, (ii) 6.35 to 1.00 on October 1, 2002 through December 31, 2002, (iii) 6.50 to 1.00 on January 1, 2003 through March 31, 2003, (iv) 6.55 to 1.00 on April 1, 2003 through June 30, 2003, (v) 6.25 to 1.00 on July 1, 2003 through September 30, 2003, (vi) 5.90 to 1.00 on October 1, 2003 through December 31, 2003,
         (vii) 6.20 to 1.00 on January 1, 2004 through March 31, 2004, (viii)
         6.15 to 1.00 on April 1, 2004 through June 30, 2004, and (ix) 5.85 to
         1.00 on July 1, 2004 and thereafter.

                  (b) SENIOR SECURED DEBT RATIO. The Companies shall not suffer or permit at any time the ratio of: (x) Total Senior Funded Indebtedness to the extent such Indebtedness is a secured obligation (but, excluding for purposes hereof, the Indebtedness evidenced by the 2002 Senior Secured Fund Notes) to (y) Consolidated Pro-Forma EBITDA to be greater than: (i) 4.60 to 1.00 on July 1, 2002 through September 30, 2002, (ii) 3.55 to 1.00 on October 1, 2002 through December 31, 2002,
         (iii) 3.75 to 1.00 on January 1, 2003 through March 31, 2003, (iv) 3.80 to 1.00 on April 1, 2003 through June 30, 2003, (v) 3.55 to 1.00 on
         July 1, 2003 through September 30, 2003, (vi) 3.25 to 1.00 on October 1, 2003 through December 31, 2003, (vii) 3.55 to 1.00 on January 1, 2004 through June 30, 2004, and (viii) 3.25 to 1.00 on July 1, 2004 and thereafter, in each case, based upon the financial statements of the Companies for the most recently completed four (4) fiscal quarters.

                  (c) INTEREST COVERAGE. The Companies shall not suffer or permit at any time the ratio of: (x) Consolidated Pro-Forma EBITDA to
         (y) Consolidated Pro-Forma Interest Expense (less non cash amortized financing and FAS 133 costs to the extent included in Consolidated Pro-Forma Interest Expense in accordance with GAAP) to be less than:
         (i) 1.49 to 1.00 on July 1, 2002 through December 31, 2002, (ii) 1.47 to 1.00 on January 1, 2003 through March 31, 2003, (iii) 1.45 to 1.00 on April 1, 2003 through June 30, 2003, (iv) 1.48 to 1.00 on July 1, 2003 through September 30, 2003, (v) 1.53 to 1.00 on October 1, 2003 through December 31, 2003, (vi) 1.55 to 1.00 on January 1, 2004 through March 31, 2004, (vii) 1.60 to 1.00 on April 1, 2004 through June 30, 2004, and (viii) 1.64 to 1.00 on July 1, 2004 and thereafter, in each case, based upon the financial statements of the Companies for the most recently completed four (4) fiscal quarters.

                  (d) CASH-FLOW COVERAGE. The Companies shall not suffer or permit at any time the ratio of: (x) Consolidated Pro-Forma Cash Flow to (y) Consolidated Pro-Forma Fixed Charges (excluding from Pro-Forma Fixed Charges for purposes of calculating compliance with this covenant, amounts payable with respect to the Revolving Loans and the Term Loans (as defined in the Loan Agreement) to be less than: (i) 0.92 to 1.00 on July 1, 2002 through September 30, 2002, (ii) 1.00 to 1.00 on October 1, 2002 through December 31, 2002, (iii) 0.95 to 1.00 on January 1, 2003 through March 31, 2003, (iv) 0.94 to 1.00 on April 1, 2003 through June 30, 2003, (v) 0.98 to 1.00 on July 1, 2003 through
         September 30, 2003, (vi) 1.00 to 1.00 on October 1, 2003 through December 31, 2003, (vii) 1.03 to 1.00 on January 1, 2004 through March 31, 2004, (viii) 1.08 to 1.00 on April 1, 2004 through June 30, 2004, and (ix) 1.14 to 1.00 on July 1, 2004 and thereafter, in each case, based upon the financial statements of the Companies for the most recently completed four (4) fiscal quarters.

                  (e) NET WORTH. The Companies shall not suffer or permit Consolidated Net Worth at any time, based upon the Consolidated financial statements of the Companies for the most recently completed fiscal quarter, to fall below the current minimum amount required, which current minimum amount required shall be: (i) as of June 30, 2002 the amount required pursuant to this clause (e) as in effect prior to the Amendment No. 4 to Credit Agreement, (ii) as of September 30, 2002, an amount equal to $108, 513,000, (iii) as of December 31, 2002, an amount equal to $104,768,000, (iv) as of March 31, 2003, an amount equal to $98,643,000, (v) as of June 30, 2003, an amount equal to $101,512,000, (vi) as of September 30, 2003, an amount equal to $104,524,000, (vii) as of December 31, 2003 an amount equal to $102,120,000, (viii) as of March 31, 2004, an amount equal to $96,395,000, (ix) as of June 30, 2004, an amount equal to $99,664,000 and (x) as of September 30, 2004 and thereafter, an amount equal to $103,250,000; provided, however, in each case, that (i) any non-cash impact to Consolidated Net Worth related to FAS 142 shall be excluded in calculating Borrower's compliance with this covenant and (ii) any potential non-cash impact associated with the extinguishment of Indebtedness (as a result of the issuance of the 2002 Senior Secured Fund Notes and the required repayment of a portion of the Revolving Credit Loans) as indicated pursuant to EITF 96.19/SFAS 140 shall likewise be excluded in calculating Borrower's compliance with this covenant.

                  (f) MINIMUM CONSOLIDATED PRO-FORMA EBITDA. The Companies shall not suffer or permit at any time Consolidated Pro-Forma EBITDA to be less than (i) $61,000,000 from the Amendment No. 4 Closing Date through September 30, 2002, (ii) $63,500,000 on October 1, 2002 through December 31, 2002, (iii) $65,000,000 on January 1, 2003 through March 31, 2003, (iv) $66,000,000 on April 1, 2003 through June 30, 2003, (v)
         $67,500,000 on July 1, 2003 through September 30, 2003, and (vi) $68,
         000,000 on October 1, 2003 and thereafter, in each case, based upon the financial statements of the Companies for the most recently completed four (4) fiscal quarters.

                  (g) MINIMUM REVOLVING CREDIT AVAILABILITY. The Companies shall at all times maintain a Revolving Credit Availability of not less than $7,500,000 from the Amendment No. 4 Closing Date and at all times thereafter.

         3.5 Amendment to Section 5.1. Section 5.1 is amended by deleting in its entirety the proviso to the third sentence thereof.

         3.6 Amendment to Section 5.8. Section 5.8 is amended by (i) deleting the word "or" at the end of subsection (g), (ii) deleting the period at the end of subsection (h) and adding a semicolon followed by the word "or" and
(iii) adding the following subsection (i) at the end thereof to read as follows:

         . . .

         (i) the Indebtedness incurred under the 2002 Senior Secured Fund Notes and, without effecting the limitation set forth in section 7.5(y) hereof, the Note Purchase Agreement.

         3.7 Amendment to Section 5.9. Section 5.9 is amended by (i) deleting the word "or" at the end of subsection (h), (ii) deleting the period at the end of subsection (i) and adding a semicolon followed by the word "or" and
(iii) adding the following subsection (j) at the end thereof to read as follows:

         . . .

         (i) the Liens securing the 2002 Senior Secured Fund Notes but only to the extent such Liens are subordinated by agreement, in form and substance satisfactory to the Agent on behalf of the Banks, providing that such Liens can not be enforced against any collateral and such collateral can not be realized upon pursuant to such Liens until prior full, final and indefeasible payment of the Debt.

         3.8 Amendment to Section 5.13. Section 5.13 is amended to read as follows:

                  SECTION 5.13. ACQUISITIONS. Without the prior written consent of Agent and the Majority Banks, no Company shall effect an Acquisition or Permitted Acquisition; provided the Banks hereby consent to the Acquisition of Erie Sand and Gravel so long as the Companies are in compliance with the Loan Documents both before and after such Acquisition and provided the total consideration paid does not exceed the amount specified in section 6.15 of the Note Purchase Agreement as originally executed.

         3.9 Amendment to Section 5.17. Section 5.17 is amended by adding the following proviso at the end thereof to read as follows:

         . . .; provided, however, that no portion of the proceeds of the Loans or Letters of Credit shall be used to refund or repay or otherwise retire or redeem any portion of the Indebtedness with respect to the Indenture or the 2002 Senior Secured Fund Notes; provided, further, however that Borrower may use any portion of the proceeds to make scheduled interest payments with respect to such Indebtedness and to make the redemption payment required upon Borrower's failure to consummate the Acquisition of Erie Sand and Gravel as such requirement is specified in the Note Purchase Agreement as originally executed.

         3.10 Amendment to Section 5.18. Section 5.18 is amended to read as follows:

                  SECTION 5.18. CAPITAL EXPENDITURES. Borrower and its Subsidiaries shall not invest in Consolidated Capital Expenditures in an aggregate amount exceeding $27,500,000 in any fiscal year.

         3.11 Amendment to Section 5.21. Section 5.21 is amended to read as follows:

                  SECTION 5.21. RESTRICTED PAYMENTS. No Company shall (a) make any payment including, but not limited to, any prepayment, mandatory redemption or optional redemption of any kind, or (b) exercise any right of defeasance or covenant defeasance or similar right, with respect to any Subordinated Indebtedness or the 2002 Senior Secured Funds Notes, except that: (i) Borrower may (x) make regularly scheduled payments of interest with respect to the 2002 Senior Secured Fund Notes, (y) elect to make cash payments in lieu of additions to principal with respect to "PIK Interest" under and as defined in the Note Purchase Agreement and (z) make the redemption payment with respect to the 2002 Senior Secured Fund Notes permitted by the final proviso to Section 5.17 hereof and (ii) if no Event of Default shall then exist or immediately thereafter shall begin to exist, Borrower may: (x) make regularly scheduled payments of interest with respect to any Subordinated Indebtedness.

         3.12     Addition of Section 5.31  Article V is amended by adding
Section 5.31 thereto to read as follows:

                  SECTION 5.31. APPRAISAL EXECUTIVE SUMMARY. Prior to the Amendment No. 4 Closing Date, Borrower shall have furnished to Agent, in scope mutually acceptable to Agent and Borrower, and in form and substance acceptable to Agent, executive summary reports of appraisals by an independent third party appraiser recognized in the industry of Companies' material mineral rights.

         3.13     Addition of Section 5.32  Article V is amended by adding
Section 5.32 thereto to read as follows:

                  SECTION 5.32. OTHER COVENANTS. In the event that Borrower shall enter into, or shall have entered into, any material Indebtedness (including the Indebtedness evidenced by the 2002 Senior Secured Fund Notes), wherein the covenants (excluding covenants relating to the preservation of personal property) are more restrictive than the covenants set forth herein, Borrower shall be bound hereunder by such covenants with the same force and effect as if such covenants and agreements were written herein and fully incorporated herein.

         3.14 Amendment to Section 7.2. Section 7.2 is amended in its entirety to read as follows:

                  SECTION 7.2. SPECIAL COVENANTS. If any Company or any Obligor shall fail or omit to perform and observe Sections 5.1, 5.2, 5.3, 5.4, 5.5, 5.6, 5.7, 5.8, 5.9, 5.11, 5.12, 5.13, 5.14, 5.15, 5.16,
         5.17, 5.18, 5.19, 5.20, or 5.21 hereof.

         3.15 Amendment to Section 7.3. Section 7.3 is amended to replace the words "thirty (30) days" with the words "fifteen (15) days" therein.

         3.16 Amendment to Section 7.5. Section 7.5 is amended in its entirety to read as follows:

                  SECTION 7.5.   CROSS DEFAULT. If any Company or any Obligor
         (x) shall default in the payment of principal or interest due and owing upon any (A) obligation for borrowed money or in respect of any Indebtedness, other than Indebtedness incurred in the ordinary course of business and owed to trade creditors, in excess of One Hundred Thousand Dollars ($100,000) or (B) Indebtedness incurred in the ordinary course of business and owed to trade creditors in excess of Three Million Dollars ($3,000,000) beyond any period of grace provided with respect thereto or in the performance or observance of any other agreement, term or condition contained in any agreement under which such obligation is created, if the effect of such default is to allow the acceleration of the maturity of such Indebtedness or to permit the holder thereof to cause such Indebtedness to become due prior to its stated maturity or (y) suffer any event or condition which would allow the holder or holders of such obligations to require the mandatory repurchase or redemption of all or a portion of such Indebtedness (other than scheduled redemptions and other than the redemption required by section 6.15 of the Note Purchase Agreement as originally executed).

         3.17 Amendment to Section 7.6. Section 7.6 is amended to replace the words "Two Million Five Hundred Thousand Dollars ($2,500,000)" with the words "One Million Dollars ($1,000,000)" therein.

         3.18 Amendment to Section 7.8. Section 7.8 is amended to replace the words "One Million Five Hundred Thousand Dollars ($1,500,000)" with the words "Five Hundred Thousand Dollars ($500,000)" therein.

         3.19 Amendment to Section 7.12. Clause (d) of Section 7.12 is amended to read as follows:

         . . . (d) any Company incurs (as defined in the Indenture) any Designated Senior Indebtedness (as defined in the Indenture) other than the Debt or the Debt (as defined in the Loan Agreement) or the Indebtedness evidenced by the 2002 Senior Secured Fund Notes; . . .

         3.20     Amendment to Section 7.14. Article VII is amended by adding
Section 7.14 and 7.15 thereto to read as follows:

                  SECTION 7.14. NOTE PURCHASE AGREEMENT. If (a) any Event of Default (as defined in the Note Purchase Agreement), or any event or condition that with the lapse of time or the giving of notice or both would constitute an Event of Default (as defined in the Note Purchase Agreement), shall exist under the Note Purchase Agreement or any agreement executed in connection therewith; (b) without the prior written consent of the Majority Banks, the financial covenants set forth in Article VIII of the Note Purchase Agreement shall be amended, restated or modified to be more restrictive than those set forth in the Note Purchase Agreement as originally executed or the Note Purchase Agreement is amended, restated or modified to add additional financial covenants not set forth in the Note Purchase Agreement as originally executed; provided, however, the limitation set forth in this clause
         (b) shall not prohibit the creation of a more restrictive covenant to the extent the creation of such more restrictive covenant does not decrease the proportional differential existing between such financial covenant in the Note Purchase Agreement as originally executed to the corresponding financial covenant in this Agreement as amended by Amendment No. 4 to Credit Agreement; (c) the Indebtedness incurred in connection with the Note Purchase Agreement shall be accelerated for any reason; (d) Borrower shall exercise any rights of prepayment, optional redemption or similar right under the Note Purchase Agreement other than the redemption payment with respect to the 2002 Senior Secured Fund Notes permitted by the final proviso to Section 5.17 hereof.

                  SECTION 7.15 NOTEHOLDER INTERCREDITOR AGREEMENT. The Noteholder Intercreditor Agreement is attempted to be revoked by any holder of the 2002 Junior Secured Fund Notes or any collateral agent thereof or is otherwise asserted to be invalid or unenforceable by the Company or any holder of the 2002 Junior Secured Fund Notes or any collateral agent thereof, or any such party asserts the invalidity or unenforceability of the Debt in connection with its rights under the Noteholder Intercreditor Agreement.

         3.21 Amendment to Section 10.3. Section 10.3 is amended to add the following sentence at the end thereof to read as follows:

         No amendment, modification, action, notice or waiver of any provision of the Noteholder Intercreditor Agreement shall be taken by the Agent without the written consent of the Majority Banks.

4.      REPRESENTATIONS AND WARRANTIES.

         Borrower hereby represents and warrants as follows:

         4.1 The Amendment. This Amendment has been duly and validly executed by an authorized executive officer of Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms. The execution, delivery, and performance of this Amendment, the Credit Agreement (as amended hereby), and the other Loan Documents to which Borrower is a party are within Borrower's corporate powers, have been duly authorized, and are not in contravention of Law or the terms of Borrower's Certificate of Incorporation or By-Laws or any indenture (including the Indenture) or other document or instrument evidencing borrowed money or any other agreement or undertaking to which Borrower is a party or by which it or its property is bound.

         4.2 Claims and Defenses. As of the date of this Amendment, neither Borrower nor any of the Companies has any defenses, claims, counterclaims or setoffs with respect to the Credit Agreement, the Loan Documents or any obligations thereunder or with respect to any actions of Agent, the Syndication Agent, the Documentation Agent, the Banks or any of their respective officers, directors, shareholders, employees, agents or attorneys, and Borrower irrevocably and absolutely waives any such defenses, claims, counterclaims and setoffs and releases Agent, the Syndication Agent, the Documentation Agent, the Banks, and each of their respective officers, directors, shareholders, employees, agents and attorneys, from the same.

         4.3 Credit Agreement; Status of Credit Agreement. The Credit Agreement, as amended by this Amendment, remains in full force and effect and remains the valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms. As of the date of this Amendment, (i) the representations and warranties of Borrower set forth in the Credit Agreement are true and correct with the same force and effect as if made on and as of such date except to the extent that any thereof expressly relate to an earlier date and except that Borrower reserves the right to update the disclosures set forth in Schedule 6.3 relating to permits such within 14 days after the date hereof (such reservation being subject (a) to the condition that such updated disclosure is in form and substance satisfactory to the Majority Banks and (b) to Borrower's affirmation by execution hereof that the representations and warranties of Borrower set forth in Section 6.3 are true and correct with the same force and effect as if made on and as of such date) and (ii) no Unmatured Event of Default or Event of Default shall then exist.

         4.4 Nonwaiver. The execution, delivery, performance and effectiveness of this Amendment shall not, except to the extent provided in
Article 6 of this Amendment, operate, be deemed to be, or be construed to be a waiver: (i) of any right, power or remedy of Agent, the Syndication Agent, the Documentation Agent, any Bank under the Credit Agreement or (ii) of any term, provision, representation, warranty or covenant contained in the Credit Agreement or any other documentation executed in connection therewith. Further, except to the extent provided in Article 6 of this Amendment, none of the provisions of this Amendment shall constitute, be deemed to be or construed to be: (i) a waiver of any Event of Default under the Credit Agreement as previously amended and as further amended by this Amendment or (ii) a revocation of any prior written waivers of any Events of Default thereunder.

         4.5 Reference to and Effect on the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the Credit Agreement, as previously amended and as further amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as previously amended and as further amended hereby.

5.      CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT NO. 4.

         This Amendment shall become effective as of the time (the "Amendment Effective Date") on which each of the following conditions precedent shall have been fulfilled:

         5.1 Amendment No. 4 to Credit Agreement. Agent shall have received from Borrower and each of the Banks an original counterpart of this Amendment No. 4 to Credit Agreement, executed and delivered by a duly authorized officer of Borrower or such Bank, as the case may be.

         5.2 Amendment No. 4 to Loan Agreement. Agent shall have received from Borrower and each of the Banks an original counterpart of Amendment No. 4 to Loan Agreement, in form and substance acceptable to Agent, executed and delivered by a duly authorized officer of Borrower or such Bank, as the case may be.

         5.3 Acknowledgment of Guarantors. Agent shall have received the Acknowledgment of Guarantors, attached hereto, executed and delivered by a duly authorized officer of each of the Guarantors.

         5.4 Amendment No. 1 to Security Agreements. Agent shall have received from Borrower and each of the Banks an original counterpart of Amendment No. 1 to Security Agreements, in form and substance acceptable to Agent, executed and delivered by a duly authorized officer of Borrower or such Bank, as the case may be.

         5.5 Issuance of 2002 Senior Secured Fund Notes; Permanent Reduction of Revolving Credit Commitment. Borrower shall have: (i) successfully issued its 2002 Senior Secured Fund Notes and received net proceeds ($75,000,000, net of selling expenses, including without limitation, any reasonable broker's fees or commissions, and other costs directly related to such sales) from such issuance (ii) used, immediately upon receipt by Borrower of the funds, not less than $57,000,000 to repay, ratably among the Banks, the Revolving Credit Loans and (iii) immediately thereafter shall permanently reduce by $60,000,000 the Revolving Credit Commitment of the Banks; provided, however that such repayment of the outstanding Revolving Loans shall not require Borrower to pay any prepayment fee pursuant to Section 2.4 of Credit Agreement. The Note Purchase Agreement and the other Junior Credit Documents shall have been executed by the parties thereto.

         5.6 Noteholder Intercreditor Agreement. The Noteholder Intercreditor Agreement, dated as of October 25, 2002, between the holders of the 2002 Senior Secured Fund Notes, The 1818 Mezzanine Fund II, L.P., in its capacity as secured collateral agent for such holders, Borrower and its Subsidiaries which are Pledgors, and the Agent on behalf of itself and the Banks, shall have been duly executed and delivered by and to all parties thereto (the Agent being hereby authorized to execute the Noteholder Intercreditor Agreement on behalf of the Banks as the secured party for the Banks under the Loan Documents).

         5.7 Execution and Delivery of Restated Revolving Credit Notes. Agent shall have received for delivery to the Banks, Restated Revolving Credit Notes, duly executed by Borrower, evidencing the reduced Revolving Credit Commitment of each of the Banks in the principal amount equal to the Revolving Credit Commitment as so reduced.

         5.8 Amendment Fee; Agent Fees. Agent shall have received, for the benefit of each Bank (including Agent in its capacity as a Bank) approving both this Amendment and Amendment No. 4 to Loan Agreement, a one time amendment fee in the amount of one hundred (100.00) basis points multiplied by the sum of the Revolving Credit Commitment of such Bank (as set forth opposite such Bank's name under the column headed "Revolving Credit

Commitment Amount" in the revised Schedule 1 to the Credit Agreement attached hereto) plus the Term Loan Commitment Amount (as defined in the Loan Agreement) of such Bank.

         5.9 Opinion Concerning Amendment No. 4 to Credit Agreement and Noteholder Intercreditor Agreement. Agent shall have received an opinion of counsel to Borrower and its subsidiaries, in form and substance satisfactory to the Agent, as to the authorization, due execution and delivery, and enforceability by and against Borrower and the Subsidiaries thereof which are parties thereto of this Amendment No. 4 to Credit Agreement, Amendment No. 4 to Loan Agreement and the Noteholder Intercreditor Agreement.

         5.10 Opinion Concerning Indenture. Agent shall have received the opinion issued by counsel to Borrower to the purchasers of the 2002 Senior Secured Fund Notes as to the issuance of such notes in compliance with the Indenture and a reliance letter from such counsel in favor of the Agent allowing the Agent to rely on such opinion.

So long as each other conditions precedent is then satisfied, this Amendment shall be deemed to be effective simultaneously with the satisfaction of the conditions set forth in section 5.6 hereof.

6.      Waiver of Covenant Violation.

                  The Banks hereby waive Borrower's violation of Section 5.7(b) [Senior Secured Debt Ratio] as of September 30, 2002 and agree not to enforce their rights and remedies under the Credit Agreement with respect to the resulting Events of Default; provided, however, that: (i) as of the effective time of this waiver, in all other respects Borrower shall be in full compliance with the Credit Agreement and (ii) the foregoing waiver shall not extend to or prejudice any rights of the Agent and the Banks in respect of any other breach, if any, by Borrower of any other provisions of the Credit Agreement. The execution of this Amendment by Borrower shall serve as an acknowledgment (i) that the foregoing waiver shall not affect the continued legality, validity and binding effect of the Credit Agreement in its entirety and (ii) that the Credit Agreement continues to be fully enforceable, in each case, except as otherwise waived herein.

7.      MISCELLANEOUS.

         7.1 Governing Law. This Amendment has been delivered and accepted at and shall be deemed to have been made at Cleveland, Ohio. This Amendment shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of Ohio, without regard to principles of conflict of law, and all other laws of mandatory application.

         7.2 Severability. Each provision of this Amendment shall be interpreted in such manner as to be valid under applicable law, but if any provision hereof shall be invalid under applicable law, such provision shall be ineffective to the extent of such invalidity, without invalidating the remainder of such provision or the remaining provisions hereof.

         7.3 Counterparts. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute but one and the same agreement.

[Signature Page to Follow]

         IN WITNESS WHEREOF, Borrower has caused this Amendment No. 4 to Credit Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.

Address:    1100 Superior Avenue           OGLEBAY NORTON COMPANY
            Cleveland, Ohio 44114
            Attention: Treasurer           By:  /s/ Julie A. Boland
                                              ----------------------------------
                                           Name:    Julie A. Boland
                                                --------------------------------
                                           Title:   Chief Financial Officer
                                                 -------------------------------



Address:    Key Center                     KEYBANK NATIONAL ASSOCIATION,
            127 Public Square              as a Bank and as Agent
            Cleveland, Ohio 44114-1306
            Attention: Large Corporate     By:  /s/ Thomas J. Purcell
            Banking Division                  ----------------------------------
                                           Name:    Thomas J. Purcell
                                                --------------------------------
                                           Title:   Sr. Vice President
                                                 -------------------------------


Address:    611 Woodward Avenue            BANK ONE, NA (formerly known as Bank
            Detroit, Michigan 48226        One, Michigan)
            Attention: Large Corporate
            Banking Division               By:  /s/ Glenn A. Currin
                                              ----------------------------------
                                           Name:    Glenn A. Currin
                                                --------------------------------
                                           Title:   Director
                                                 -------------------------------

Address:    600 Peachtree Street           THE BANK OF NOVA SCOTIA
            Suite 2700
            Atlanta, Georgia 30308         By:  /s/ N. Bell
                                              ----------------------------------
            Attention: Large Corporate     Name:    N. Bell
            Banking Division                    --------------------------------
                                           Title:   Assistant Agent
                                                  ------------------------------

Address:    500 Woodward Avenue, 9th Fl.      COMERICA BANK
            Detroit, Michigan 48226
            Attention:  Large Corporate       By:      /s/ Jeffrey J. Judge
                                                 -------------------------------
            Banking Division                  Name:    Jeffrey J. Judge
                                                   -----------------------------
                                              Title:   Vice President
                                                    ----------------------------

Address:    231 S. LaSalle Street             BANK OF AMERICA, N.A.
            Chicago, Illinois 60697
            Attention:  Peter J. Gates        By:      /s/ Ronald Prince
                                                 -------------------------------
            Banking Division                  Name:    Ronald Prince
                                                   -----------------------------
                                              Title:   Sr. Vice President
                                                    ----------------------------

Address:    111 West Monroe, 10W              HARRIS TRUST AND SAVINGS BANK
            Chicago, Illinois  60603
            Attention:  Large Corporate       By:      /s/ Sarah U. Johnston
                                                 -------------------------------
            Banking Division                  Name:    Sarah U. Johnston
                                                   -----------------------------
                                              Title:   Vice President
                                                    ----------------------------

Address:    975 Euclid Avenue                 THE HUNTINGTON NATIONAL BANK
            Cleveland, Ohio  44115
            Attention:  Large Corporate       By:      /s/ John R. Macks
                                                 -------------------------------
            Banking Division                  Name:    John R. Macks
                                                   -----------------------------
                                              Title:   Vice President
                                                    ----------------------------

Address:    6 High Ridge Park                 GE CAPITAL CFE, INC.
            Building 6C, Mail Stop 4097-203
            Stamford Ct, 06927-5100           By:   /s/ William S. Richardson
                                                 -------------------------------
            Attention:  Commercial Finance    Name:    William S. Richardson
                                                   -----------------------------
                                              Title:   Duly Authorized Signatory
                                                    ----------------------------

Address:    1900 East Ninth Street            NATIONAL CITY BANK
            Cleveland, Ohio  44114
            Attention:  Large Corporate       By:     /s/ Janice E. Focke
                                                 -------------------------------
            Banking Division                  Name:    Janice E. Focke
                                                   -----------------------------
                                              Title:   Sr. Vice President
                                                    ----------------------------

Address:    250 West Huron                    JPMORGAN CHASE BANK
            Cleveland, Ohio  44113
            Attention:  Large Corporate       By:    /s/ Henry W. Centa
                                                 -------------------------------
            Banking Division                  Name:    Henry W. Centa
                                                   -----------------------------
                                              Title:   Vice President
                                                    ----------------------------

Address:   1404 East Ninth Street         FIFTH THIRD BANK
           Cleveland, Ohio  44114
           Attention: Large Corporate     By:       /s/ Roy C. Lanctot
                                             ----------------------------------------
           Banking Division               Name:    Roy C. Lanctot
                                               --------------------------------------
                                          Title:   Vice President
                                                -------------------------------------



Address:   1350 Euclid Avenue             U. S. BANK, NATIONAL ASSOCIATION
           Cleveland, Ohio                (f\k\a Firstar Bank National Association)
           Attention: Commercial          By:     /s/ Christine C. Gencer
                                             ----------------------------------------
           Banking Division               Name:    Christine C. Gencer
                                               --------------------------------------
                                          Title:   Vice President
                                                -------------------------------------


Address:   1185 Avenue of the Americas    FLEET NATIONAL BANK
           New York, New York 10036
           Attention:  Manhattan          By:     /s/ Thomas G. Carley
                                             ----------------------------------------
           Commercial                     Name:    Thomas G. Carley
                                               --------------------------------------
                                          Title:   Vice President
                                                -------------------------------------


Address:   110 South Stratford Road       BRANCH BANKING & TRUST CO.
           Suite 301
           Winston-Salem, NC 27104        By:     /s/ James C. Stallings
                                             ----------------------------------------
           Attention: Large Corporate     Name:    James C. Stallings
                                               --------------------------------------
           Banking Division               Title:   Assistant Vice President
                                                -------------------------------------

                          ACKNOWLEDGMENT OF GUARANTORS

         Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Amendment No. 4 to Credit Agreement as of the date first above written. Each of the undersigned further agrees that the obligations of each of the undersigned pursuant to the Guaranty of Payment, the Security Agreement and any other Loan Document to which any of the undersigned is a party shall remain in full force and effect and be unaffected hereby.

                                ONCO Investment Company
                                Oglebay Norton Management Company
                                Oglebay Norton Industrial Sands, Inc.
                                Oglebay Norton Terminals, Inc.
                                Oglebay Norton Engineered Materials, Inc.
                                Michigan Limestone Operations, Inc.
                                Global Stone Corporation (successor by merger to
                                         Oglebay Norton Acquisition Company)
                                Global Stone Tenn Lutrell Company
                                Global Stone Chemstone Corporation
                                Global Stone St. Clair, Inc.
                                Global Stone Management Company
                                Global Stone Filler Products Company
                                Global Stone James River, Inc.
                                GS PC, Inc.
                                Oglebay Norton Minerals, Inc.
                                Oglebay Norton Specialty Minerals, Inc.
                                ON Coast Petroleum Company
                                ON Marine Services Company
                                ONCO WVA, Inc.
                                ONTEX, Inc.
                                Saginaw Mining Company

                                By:     /s/ Rochelle F. Walk
                                     ----------------------------------
                                         Rochelle F. Walk, as Vice President and
                                Secretary of each of the companies listed above.

                                Texas Mining, LP, by its General Partner
                                 ONTEX, Inc.

                                         By:      /s/ Rochelle F. Walk
                                              --------------------------------
                                                   Rochelle F. Walk
                                                   Vice President and Secretary

                                Global Stone PenRoc, LP, by
                                its General Partner, GS PC,
                                Inc,.

                                         By:      /s/ Rochelle F. Walk
                                              --------------------------------
                                                   Rochelle F. Walk,
                                                   Vice President and Secretary

                                Oglebay Norton Marine Services Company, L.L.C., by its Member ON Marine Services Company

                                         By:    /s/ Rochelle F. Walk
                                              ----------------------------
                                                  Rochelle F. Walk
                                                  Vice President and Secretary

               Oglebay Norton Marine Management Company, LLC. by its member Oglebay Norton Marine Services Company, L.L.C.

                          By:     /s/ Rochelle F. Walk
                               ----------------------------
                                   Rochelle F. Walk
                                   Vice President and Secretary

               Global Stone Portage, LLC by its member Global Stone Corporation
               ---------------------------

                          By:     /s/ Rochelle F. Walk
                               ----------------------------
                                   Rochelle F. Walk
                                   Vice President and Secretary